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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                October 20, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                          0-13291                94-6565852
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(State of Incorporation)              (Commission             (IRS Employer
                                       File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX             75231
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(Address of Principal Executive Offices)                        (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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This Form 8-K/A amends the Registrant's current report on Form 8-K, dated
October 20, 1998 as follows:


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS - EXHIBIT 99.10 - in its entirety.

















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                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             TRANSCONTINENTAL REALTY INVESTORS,
                                             INC.





Date:   January 27, 1999                     By:      /s/ Thomas A. Holland
     ----------------------                       -----------------------------
                                                  Thomas A. Holland
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)



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                              INDEX TO EXHIBITS




EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
 99.10        THE CLIFFS OF ELDORADO STATEMENT OF REVENUES AND DIRECT OPERATING
              EXPENSES NINE MONTHS ENDED DECEMBER 31, 1997